EXHIBIT 1.1(A)

FORM OF

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters of credit and swingline loans) (the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	[and is an Affiliate1 ]

3.	Borrower:	Federated Investors, Inc.

4.	Agent:	PNC Bank, National Association, as the agent under the Credit Agreement

5.	Credit Agreement:	The Credit Agreement dated as of October 31, 2006 among Federated Investors, Inc., the Banks now or hereafter party thereto, PNC Bank, National Association, as Agent, and the Guarantors now or hereafter party thereto

[1]	Insert if applicable.

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Banks	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[2]

[3]	$	$	%

	$	$	%

	$	$	%

Effective Date:                          , 20     [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]4

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

Consented to and5 Accepted:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By
Name:
Title:

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Banks thereunder.
[3]

Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Credit Commitment”, “Term Loan Commitment”, etc.) The same percentage of each facility owned by the Assignor shall be assigned to the Assignee.

[4]	Assignor shall pay a fee of $3,500 to the Agent in connection with the Assignment.
[5]	To be added only if the consent of the Agent is required by the terms of the Credit Agreement.

Consented to:]6

FEDERATED INVESTORS, INC.

By
Name:
Title:

[6]	To be added only if the consent of the Borrower and/or other parties (e.g. Swingline Bank, L/C Issuer) is required by the terms of the Credit Agreement.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION

AGREEMENT

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Loan Documents”), or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement, (ii) it meets all requirements, if any, of an eligible assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Bank thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.3.2 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if Assignee is not incorporated or organized under the laws of the United States of America or any State thereof, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

EXHIBIT 1.1(G)

FORM OF

CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP

This Continuing Agreement of Guaranty and Suretyship (the “Guaranty”), dated as of October 31, 2006, is jointly and severally given by each of the undersigned and each of the other Persons which become Guarantors hereunder from time to time (each a “Guarantor” and collectively the “Guarantors”) in favor of PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the “Agent”) in connection with the Credit Agreement, dated as of the date hereof, by and among FEDERATED INVESTORS, INC., a Pennsylvania corporation (the “Borrower”), the Guarantors now or hereafter party thereto, the Agent, and the Banks now or hereafter party thereto (the “Banks”) (as amended, restated, modified, or supplemented from time to time hereafter, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement.

1. Guarantied Obligations. To induce the Agent and the Banks to make loans and grant other financial accommodations to the Borrower under the Credit Agreement, each Guarantor hereby unconditionally and irrevocably guaranties to the Agent and each Bank and each Affiliate of each Bank, and becomes surety, as though it was a primary obligor for, the full and punctual payment and performance when due (whether on demand, at stated maturity, by acceleration, or otherwise and including any amounts which would become due but for the operation of an automatic stay under the federal bankruptcy code of the United States or any similar laws of any country or jurisdiction) of all obligations, liabilities, and indebtedness from time to time of the Borrower or any other Guarantor to the Agent or any of the Banks or any Affiliate of any Bank under or in connection with the Credit Agreement or any other Loan Document, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Borrower or any Guarantor or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability, or indebtedness is not enforceable or allowable in such proceeding, and including all obligations, liabilities, and indebtedness arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied) (all of the foregoing obligations, liabilities and indebtedness are referred to herein collectively as the “Guarantied Obligations” and each as a “Guarantied Obligation”). Without limitation of the foregoing, any of the Guarantied Obligations shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty if the Agent or any of the Banks (or any one or more assignees or transferees thereof) from time to time assign or otherwise transfer all or any portion of their respective rights and obligations under the Loan Documents, or any other Guarantied Obligations, to any other Person. In furtherance of the foregoing, each Guarantor jointly and severally agrees as follows.

2. Guaranty. Each Guarantor hereby promises to pay and perform all such Guarantied Obligations immediately upon demand of the Agent and the Banks or any one or more of them. All payments made hereunder shall be made by each Guarantor in immediately available funds in United States dollars and shall be made without setoff, counterclaim, withholding, or other deduction of any nature.

3. Obligations Absolute. The obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by any Bank, the Agent, or the Borrower or any other obligor on any of the Guarantied Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity. Each of the Guarantors agree that the Guarantied Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents. Without limiting the generality of the foregoing, each Guarantor hereby consents to, at any time and from time to time, and the joint and several obligations of each Guarantor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following:

(a) Any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guarantied Obligations and regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the Guarantied Obligations, any of the terms of the Loan Documents, or any rights of the Agent or the Banks or any other Person with respect thereto;

(b) Any increase, decrease, or change in the amount, nature, type or purpose of any of the Guarantied Obligations (whether or not contemplated by the Loan Documents as presently constituted and expressly including without limitation any increase to the Revolving Credit Commitments contemplated by Section 2.10 of the Credit Agreement); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Guarantied Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guarantied Obligations;

(c) Any failure to assert any breach of or default under any Loan Document or any of the Guarantied Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Person under or in connection with any Loan Document or any of the Guarantied Obligations; any refusal of payment or performance of any of the Guarantied Obligations, whether or not with any

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reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guarantied Obligations) to other obligations, if any, not entitled to the benefits of this Guaranty, in preference to Guarantied Obligations entitled to the benefits of this Guaranty, or if any collections are applied to Guarantied Obligations, any application to particular Guarantied Obligations;

(d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Agent or the Banks, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by any of the Agent or the Banks, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guarantied Obligations. As used in this Guaranty, “direct or indirect security” for the Guarantied Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guarantied Obligations, made by or on behalf of any Person;

(e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Agent or the Banks, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower, or any other Person in connection with any such proceeding;

(f) Any defense, setoff, or counterclaim which may at any time be available to or be asserted by the Borrower or any other person with respect to any Loan Document or any of the Guarantied Obligations; or any discharge by operation of law or release of the Borrower or any other Person from the performance or observance of any Loan Document or any of the Guarantied Obligations; or

(g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict, and indefeasible payment and performance of the Guarantied Obligations in full.

Each Guarantor acknowledges, consents, and agrees that Subsidiaries of the Loan Parties created or acquired after the date of this Agreement may join in this Guaranty pursuant to Section 8.1.11 and Section 11.18 of the Credit Agreement and each Guarantor affirms that its obligations shall continue hereunder undiminished.

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4. Waivers, etc. Each of the Guarantors hereby waives any defense to or limitation on its obligations under this Guaranty arising out of or based on any event or circumstance referred to in Section 3 hereof. Without limitation and to the fullest extent permitted by applicable law, each Guarantor waives each of the following:

(a) All notices, disclosures and demand of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including the following: any notice of any event or circumstance described in Section 3 hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guarantied Obligations; any notice of the incurrence of any Guarantied Obligation; any notice of any default or any failure on the part of the Borrower or any other Person to comply with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person;

(b) Any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any requirement of promptness or diligence on the part of the Agent or the Banks, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Guaranty or any other Loan Document, and any requirement that any Guarantor receive notice of any such acceptance;

(c) Any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, “one action” laws or the like), or by reason of any election of remedies or other action or inaction by the Agent or the Banks, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guarantied Obligations), which results in denial or impairment of the right of the Agent or the Banks, or any of them, to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guarantied Obligations; and

(d) Any and all defenses it may now or hereafter have based on principles of suretyship, impairment of collateral, or the like.

5. Reinstatement. This Guaranty is a continuing obligation of the Guarantors and shall remain in full force and effect notwithstanding that no Guarantied Obligations may be outstanding from time to time and notwithstanding any other event or circumstance. Upon termination of all Commitments and the expiration of all Letters of Credit and indefeasible payment in full of all Guarantied Obligations, this Guaranty shall terminate; provided, however,

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that this Guaranty shall continue to be effective or be reinstated, as the case may be, any time any payment of any of the Guarantied Obligations is rescinded, recouped, avoided, or must otherwise be returned or released by any Bank or Agent upon or during the insolvency, bankruptcy, or reorganization of, or any similar proceeding affecting, the Borrower or for any other reason whatsoever, all as though such payment had not been made and was due and owing.

6. Subrogation. No Guarantor shall exercise any rights against the Borrower or any other Guarantor arising in connection with the Guarantied Obligations (including rights of subrogation, contribution, and the like) until the Guarantied Obligations have been indefeasibly paid in full and all Commitments have been terminated and all Letters of Credit have expired. If any amount shall be paid to any Guarantor by or on behalf of the Borrower or any other Guarantor by virtue of any right of subrogation, contribution, or the like, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and shall be held in trust for the benefit of, the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

7. No Stay. Without limitation of any other provision of this Guaranty, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guarantied Obligation shall at any time be stayed, enjoined, or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Guaranty and their obligations hereunder, the Guarantied Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

8. Taxes.

(a) No Deductions. All payments made by any Guarantor under any of the Loan Documents shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of any Bank and all income and franchise taxes of the United States applicable to any Bank (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as “Taxes”). If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable under any of the Loan Documents, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Subsection (a) such Bank receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall timely pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law.

(b) Stamp Taxes. In addition, each Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, any of the Loan Documents (hereinafter referred to as “Other Taxes”).

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(c) Indemnification for Taxes Paid by any Bank. Each Guarantor shall indemnify each Bank for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Subsection) paid by any Bank and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date a Bank makes written demand therefor.

(d) Certificate. Within 30 days after the date of any payment of any Taxes by any Guarantor, such Guarantor shall furnish to each Bank, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment by such Guarantor, such Guarantor shall, if so requested by a Bank, provide a certificate of an officer of such Guarantor to that effect.

9. Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guaranty shall be given to such Guarantor at the address set forth on a Schedule to the Loan Document Joinder and Assumption Agreement in substantially the form attached hereto as Exhibit 1.1(L)(2) to the Credit Agreement (“Loan Document Joinder”), and in the manner provided in Section 11.6 of the Credit Agreement. The Agent and the Banks may rely on any notice (whether or not made in a manner contemplated by this Guaranty) purportedly made by or on behalf of a Guarantor, and the Agent and the Banks shall have no duty to verify the identity or authority of the Person giving such notice.

10. Counterparts; Telecopy Signatures. This Guaranty may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each Guarantor acknowledges and agrees that a telecopy transmission to Agent or any Bank of signature pages hereof purporting to be signed on behalf of any Guarantor shall constitute effective and binding execution and delivery hereof by such Guarantor.

11. Setoff, Default Payments by Borrower.

(a) In the event that at any time any obligation of the Guarantors now or hereafter existing under this Guaranty shall have become due and payable, the Agent and the Banks, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of any Bank or the Agent, or any subsidiary or affiliate of any Bank or Agent, to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Agent or any Bank or any subsidiary or affiliate thereof. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Agent or the Banks, or any of them, shall have given any notice or made any demand under this Guaranty or under such obligation to the Guarantor, whether such obligation to the

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Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Agent and the Banks, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty, or other direct or indirect security or right or remedy available to the Agent or any of the Banks. The rights of the Agent and the Banks under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker’s lien) which the Agent and the Banks, or any of them, may have, and nothing in this Guaranty or in any other Loan Document shall be deemed a waiver of or restriction on the right of setoff or banker’s lien of the Agent and the Banks, or any of them. Each of the Guarantors hereby agree that, to the fullest extent permitted by law, any affiliate or subsidiary of the Agent or any of the Banks and any holder of a participation in any obligation of any Guarantor under this Guaranty, shall have the same rights of setoff as the Agent and the Banks are provided in this Section (regardless whether such affiliate or participant otherwise would be deemed a creditor of the Guarantor).

(b) Upon the occurrence and during the continuation of any default under any Guarantied Obligation, if any amount shall be paid to any Guarantor by or for the account of the Borrower, such amount shall be held in trust for the benefit of each Bank and Agent and shall forthwith be paid to the Agent to be credited and applied to the Guarantied Obligations when due and payable.

12. Construction. The section and other headings contained in this Guaranty are for reference purposes only and shall not affect interpretation of this Guaranty in any respect. This Guaranty has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreement or instruments against the party controlling the drafting thereof, shall apply to this Guaranty.

13. Successors and Assigns. Except as otherwise expressly provided in Section 8.2.7 of the Credit Agreement, this Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Agent and the Banks, or any of them, and their successors and assigns. Without limitation of the foregoing, the Agent and the Banks, or any of them (and any successive assignee or transferee), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any other Guarantied Obligations, to any other person and such Guarantied Obligations (including any Guarantied Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty, and to the extent of its interest in such Guarantied Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Agent and the Banks in this Guaranty or otherwise.

14. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) Governing Law. This agreement shall be governed by, construed, and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania, without regard to conflict of laws principles.

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(b) Certain Waivers. Each Guarantor hereby irrevocably:

(i) Consents to the nonexclusive jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Borrower at the address provided for in the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof;

(ii) Waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue; and

(iii) WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT TO THE FULLEST EXTENT PERMITTED BY LAW.

15. Severability; Modification to Conform to Law.

(a) It is the intention of the parties that this Guaranty be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Guaranty shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Guaranty shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable law, without in any matter affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(b) Without limitation of the preceding subsection (a), to the extent that applicable law (including applicable laws pertaining to fraudulent conveyance or fraudulent or preferential transfer) otherwise would render the full amount of the Guarantor’s obligations hereunder invalid, voidable, or unenforceable on account of the amount of a Guarantor’s aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by the Agent or any of the Banks or such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is equal to the greater of:

(A) the fair consideration actually received by such Guarantor under the terms and as a result of the Loan Documents and the value of the benefits described in Section 15(b) hereof, including (and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guaranties) distributions, commitments, and advances made to or for the benefit of such Guarantor with the proceeds of any credit extended under the Loan Documents, or

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(B) the excess of (1) the amount of the fair value of the assets of such Guarantor as of the date of this Guaranty as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date hereof, over (2) the amount of all liabilities of such Guarantor as of the date of this Guaranty, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date hereof.

(c) Notwithstanding anything to the contrary in this Section or elsewhere in this Guaranty, this Guaranty shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section (and references elsewhere in this Guaranty to enforceability to the fullest extent permitted by law) were not a part of this Guaranty, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor’s obligations hereunder as to each element of such assertion.

16. Additional Guarantors. At any time after the initial execution and delivery of this Guaranty to the Agent and the Banks, additional Persons may become parties to this Guaranty and thereby acquire the duties and rights of being Guarantors hereunder by executing and delivering to the Agent and the Banks a Guarantor Joinder in the form of Exhibit 1 hereto. No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor and each Guarantor hereby consents thereto.

17. Joint and Several Obligations. Each of the obligations of each and every Guarantor under this Guaranty are joint and several. The Agent and the Banks, or any of them, may, in their sole discretion, elect to enforce this Guaranty against any Guarantor without any duty or responsibility to pursue any other Guarantor and such an election by the Agent and the Banks, or any of them, shall not be a defense to any action the Agent and the Banks, or any of them, may elect to take against any Guarantor. Each of the Banks and Agent hereby reserve all right against each Guarantor.

18. Receipt of Credit Agreement, Other Loan Documents, Benefits.

(a) Each Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with, and be bound by all of the provisions of the Credit Agreement and the other Loan Documents.

(b) Each Guarantor hereby acknowledges, represents, and warrants that it receives synergistic benefits by virtue of its affiliation with the Borrower and the other Guarantors and that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that such benefits, together with the rights of contribution and subrogation that may arise in connection herewith, are a reasonably equivalent exchange of value in return for providing this Guaranty.

9

19. Limitation of Liability. The parties to this Agreement and the Agent and the Banks are expressly put on notice of the limitation of liability as set forth in the declarations of trust of certain of the Guarantors and agree that, except as set forth in the following sentence, the obligations assumed by such Guarantors pursuant to this Agreement be limited in any case to such Guarantors and their respective assets. The parties to this Agreement and the Agent and the Banks shall not seek satisfaction of any obligation of such Guarantors under this Agreement from any of the shareholders, trustees, officers, employees or agents of any of the Guarantors except as contemplated under the declarations of trust of certain of the Guarantors. Notwithstanding the foregoing, nothing in such declarations of trust or elsewhere shall prohibit the Agent on behalf of the Banks from pursuing any remedies against any outside professionals or consultants employed by the Guarantors.

20. Miscellaneous.

(a) Generality of Certain Terms. As used in this Guaranty, the terms “hereof,” “herein,” and terms of similar import refer to this Guaranty as a whole and not to any particular term or provision; the term “including,” as used herein, is not a term of limitation and means “including without limitation.”

(b) Amendments, Waivers. Except as otherwise expressly provided in Section 8.2.7 of the Credit Agreement, no amendment to or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Agent and the Banks. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure of the Agent or the Banks, or any of them, in exercising any right or remedy under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Agent and the Banks under this Guaranty are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

(c) Telecommunications. Each Bank and Agent shall be entitled to rely on the authority of any individual making any telecopy or telephonic notice, request, or signature without the necessity of receipt of any verification thereof.

(d) Expenses. Each Guarantor unconditionally agrees to pay all costs and expenses, including reasonable attorney’s fees incurred by the Agent or any of the Banks in enforcing this Guaranty against any Guarantor and each Guarantor shall pay and indemnify each Bank and Agent for, and hold it harmless from and against, any and all obligations, liabilities, losses, damages, costs, expenses (including disbursements and reasonable legal fees of counsel to any Bank or Agent), penalties, judgments, suits, actions, claims, and disbursements imposed on, asserted against, or incurred by any Bank or Agent (A) relating to the preparation, negotiation, execution, administration, or enforcement of or collection under this Guaranty or any document,

10

instrument, or agreement relating to any of the Guarantied Obligations, including in any bankruptcy, insolvency, or similar proceeding in any jurisdiction or political subdivision thereof; (B) relating to any amendment, modification, waiver, or consent hereunder or relating to any telecopy or telephonic transmission purporting to be by any Guarantor or the Borrower; (C) in any way relating to or arising out of this Guaranty, or any document, instrument, or agreement relating to any of the Guarantied Obligations, or any action taken or omitted to be taken by any Bank or Agent hereunder, and including those arising directly or indirectly from the violation or asserted violation by any Guarantor or the Borrower or the Agent or any Bank of any law, rule, regulation, judgment, order, or the like of any jurisdiction or political subdivision thereof (including those relating to environmental protection, health, labor, importing, exporting, or safety) and regardless whether asserted by any governmental entity or any other Person.

(e) Prior Understandings. This Guaranty, the Credit Agreement and the other Loan Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede any and all other prior and contemporaneous understandings and agreements.

(f) Survival. All representations and warranties of the Guarantors made in connection with this Guaranty shall survive, and shall not be waived by, the execution and delivery of this Guaranty, any investigation by or knowledge of the Agent and the Banks, or any of them, any extension of credit, or any other event or circumstance whatsoever.

[SIGNATURE PAGES FOLLOW]

11

[SIGNATURE PAGE 1 OF 4 OF CONTINUING AGREEMENT OF

GUARANTY AND SURETYSHIP]

IN WITNESS WHEREOF, each Guarantor intending to be legally bound, has executed this Guaranty as of the date first above written with the intention that this Guaranty shall constitute a sealed instrument.

FEDERATED ADMINISTRATIVE SERVICES

By:
Name:
Title:

FEDERATED ADMINISTRATIVE SERVICES, INC.

By:
Name:
Title:

FEDERATED INVESTMENT MANAGEMENT COMPANY

By:
Name:
Title:

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

By:
Name:
Title:

[SIGNATURE PAGE 2 OF 4 OF CONTINUING AGREEMENT OF

GUARANTY AND SURETYSHIP]

FEDERATED INVESTORS MANAGEMENT COMPANY

By:
Name:
Title:

FEDERATED INVESTMENT COUNSELING

By:
Name:
Title:

FEDERATED SERVICES COMPANY

By:
Name:
Title:

FEDERATED SHAREHOLDER SERVICES COMPANY

By:
Name:
Title:

FII HOLDINGS, INC.

By:
Name:
Title:

[SIGNATURE PAGE 3 OF 4 OF CONTINUING AGREEMENT OF

GUARANTY AND SURETYSHIP]

FEDERATED PRIVATE ASSET MANAGEMENT, INC.

By:
Name:
Title:

RETIREMENT PLAN SERVICE COMPANY OF AMERICA

By:
Name:
Title:

FEDERATED ADVISORY SERVICES COMPANY

By:
Name:
Title:

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

By:
Name:
Title:

[SIGNATURE PAGE 4 OF 4 OF CONTINUING AGREEMENT OF

GUARANTY AND SURETYSHIP]

FEDERATED MDTA TRUST

By:
Name:
Title:

HBSS ACQUISITION CO.

By:
Name:
Title:

FEDERATED MDTA LLC

By:
Name:
Title:

EXHIBIT 1.1(I)

FORM OF

INTERCOMPANY SUBORDINATION AGREEMENT

THIS INTERCOMPANY SUBORDINATION AGREEMENT is dated as of October 31, 2006, and is made by and among the entities listed on Schedule 1 attached hereto (each being individually referred to herein as a “Company” and collectively as the “Companies”).

WITNESSETH THAT:

WHEREAS, each capitalized term used herein shall, unless otherwise defined herein, have the meaning specified in the Credit Agreement of even date herewith (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Federated Investors, Inc. (the “Borrower”), the Guarantors now or hereafter party thereto, the banks now or hereafter party thereto (the “Banks”), and PNC Bank, National Association, as agent (the “Agent”) for the Banks; and

WHEREAS, pursuant to the Credit Agreement, the Banks intend to make Loans to the Borrower; and

WHEREAS, the Companies are indebted to each other and/or it is contemplated that the Companies may become indebted to each other (the Indebtedness of each of the Companies to any other Company, now existing or hereafter incurred (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof are hereinafter collectively referred to as the “Intercompany Indebtedness”); and

WHEREAS, the obligations of the Banks to make Loans are subject to the condition, among others, that the Companies subordinate the Intercompany Indebtedness to the Indebtedness and all Loan Documents (collectively, the “Senior Debt”) in the manner set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. Intercompany Indebtedness Subordinated to Senior Debt. The recitals set forth above are hereby incorporated by reference. All Intercompany Indebtedness shall be subordinate and subject in right of payment to the prior indefeasible payment in full of all Senior Debt pursuant to the provisions contained herein.

2. Payment Over of Proceeds Upon Dissolution, Etc. Upon any distribution of assets of any Company in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any such Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any such Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any marshalling of assets and liabilities of any such Company (a Company distributing assets as set forth herein being referred to in such capacity as a “Distributing Company”), then and in any such event the Agent shall be entitled to receive, for the benefit of the Agent and the Banks as their respective interests may appear, indefeasible payment in full of all amounts due or to become due (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect of any and all Senior Debt before the holder of any Intercompany Indebtedness owed by the Distributing Company is entitled to receive any payment on account of the principal of or interest on such Intercompany Indebtedness, and to that end, the Agent shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Indebtedness owed by the Distributing Company in any such case, proceeding, dissolution, liquidation or other winding up event.

If, notwithstanding the foregoing provisions of this Section, a Company which is owed Intercompany Indebtedness by a Distributing Company shall have received any payment or distribution of assets from the Distributing Company of any kind or character, whether in cash, property or securities, then and in such event such payment or distribution shall be held in trust for the benefit of the Agent and the Banks as their respective interests may appear, shall be segregated from other funds and property held by such Company, and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement.

3. No Commencement of any Proceeding. Each Company agrees that, so long as the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Banks and the Agent in commencing, any proceeding referred to in the first paragraph of Section 2 against any other Company which owes it any Intercompany Indebtedness.

4. Prior Payment of Senior Debt Upon Acceleration of Intercompany Indebtedness. If any portion of the Intercompany Indebtedness owed by any Company becomes or is declared due and payable before its stated maturity, then and in such event the Agent and the Banks shall be entitled to receive indefeasible payment in full of all amounts due and to become due on or in respect of the Senior Debt (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Intercompany Indebtedness is entitled to receive any payment thereon.

If, notwithstanding the foregoing, any Company shall make any payment of Intercompany Indebtedness prohibited by the foregoing provisions of this Section, such payment shall be paid over and delivered forthwith to the Agent, for the benefit of the Agent and the Banks as their respective interests may appear.

2

The provisions of this Section shall not apply to any payment with respect to which Section 2 hereof would be applicable.

5. No Payment When Senior Debt in Default. If any Event of Default or Potential Default shall have occurred and be continuing or such an Event of Default or Potential Default would result from or exist after giving effect to a payment with respect to any portion of the Intercompany Indebtedness, unless the Agent shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by the Company owing such Intercompany Indebtedness on account of principal or interest on any portion of the Intercompany Indebtedness. Notwithstanding the foregoing, each Company agrees that if an Event of Default or Potential Default, having occurred, thereafter shall be cured and shall cease to continue, the payment restriction described in the foregoing sentence effected by the occurrence of such an Event of Default or Potential Default shall thereupon cease and terminate and payments thereafter becoming due in the ordinary course may be made and received subject, however, to the provisions of the first sentence of this paragraph.

If, notwithstanding the foregoing, any Company shall make any payment of the Intercompany Indebtedness to another Company prohibited by the foregoing provisions of this Section, such payment shall be paid over and delivered forthwith to the Agent, for the benefit of the Agent and the Banks as their respective interests may appear.

The provisions of this Section shall not apply to any payment with respect to which Section 2 hereof would be applicable.

6. Payment Permitted if No Default. Nothing contained in this Agreement shall prevent any of the Companies, at any time except during the pendency of any of the conditions described in Sections 2, 4 and 5, other than as provided in such Sections, from making payments at any time of principal of or interest on any portion of the Intercompany Indebtedness, or the retention thereof by any of the Companies of any money deposited with them for the payment of or on account of the principal of or interest on the Intercompany Indebtedness.

7. Rights of Subrogation. Each Company agrees that no payment or distribution to the Agent or the Banks pursuant to the provisions of this Agreement shall entitle it to exercise any rights of subrogation in respect thereof until the Senior Debt shall have been indefeasibly paid in full, the Revolving Credit Commitments and the Swing Loan Commitment shall have terminated and all Letters of Credit have expired.

8. Instruments Evidencing Intercompany Indebtedness. Each Company shall cause each instrument which now or hereafter evidences all or a portion of the Intercompany Indebtedness to be conspicuously marked as follows:

“This instrument is subject to the terms of an Intercompany Subordination Agreement dated as of October 31, 2006 in favor of PNC Bank, National Association, as agent, which Intercompany Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in the within

3

instrument, no payment on account of the principal thereof or interest thereon shall become due or payable except in accordance with the express terms of said Intercompany Subordination Agreement.”

Each Company will further mark its books of account in such a manner as shall be effective to give proper notice to the effect of this Agreement.

9. Agreement Solely to Define Relative Rights. The purpose of this Agreement is solely to define the relative rights of the Companies, on the one hand, and the Agent and the Banks, on the other hand. Nothing contained in this Agreement is intended to or shall impair, as between any of the Companies and their creditors other than the Agent and the Banks, the obligation of the Companies to each other to pay the principal of and interest on the Intercompany Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights among the Companies and their creditors other than the Agent and the Banks, nor shall anything herein prevent any of the Companies from exercising all remedies otherwise permitted by applicable Law upon default under any agreement pursuant to which the Intercompany Indebtedness is created, subject to the rights, if any, under this Agreement of the Agent and the Banks to receive cash, property or securities otherwise payable or deliverable with respect to the Intercompany Indebtedness.

10. No Implied Waivers of Subordination. No right of the Agent or any Bank to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company or by any act or failure to act by the Agent or any Bank, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Intercompany Indebtedness is created, regardless of any knowledge thereof the Agent or any Bank may have or be otherwise charged with. Except as otherwise permitted under the Credit Agreement, each Company by its acceptance hereof shall agree that, so long as there is Senior Debt outstanding or any Revolving Credit Commitments, Swing Loan Commitment or Letters of Credit in effect under the Credit Agreement, such Company shall not agree to sell, assign, pledge, encumber or otherwise dispose of, or to compromise, release, forgive or otherwise discharge the obligations of the other Companies with respect to their Intercompany Indebtedness, other than by means of payment of such Intercompany Indebtedness according to its terms, without the prior written consent of the Agent.

Without in any way limiting the generality of the foregoing paragraph, the Agent or any of the Banks may, at any time and from time to time, without the consent of or notice to the Companies except the Borrower to the extent provided in the Credit Agreement, without incurring responsibility to the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to the Agent and the Banks, do any one or more of the following: (i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend or supplement the Senior Debt or the Loan Documents; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Debt; (iii) release any person liable in any manner for the payment or collection of the Senior Debt; and (iv) exercise or refrain from exercising any rights against any of the Companies and any other person.

4

11. Additional Subsidiaries. The Companies covenant and agree that they shall cause all Subsidiaries created or acquired after the date of this Agreement to execute an agreement subordinating all Indebtedness owed to any such Subsidiary by any of the Companies or other Subsidiaries hereafter created or acquired in the form of Exhibit 1.1(L)(2) to the Credit Agreement.

12. Continuing Force and Effect. This Agreement shall continue in force for so long as any portion of the Senior Debt remains unpaid and any Revolving Credit Commitments, the Swing Loan Commitment or Letters of Credit under the Credit Agreement remain outstanding, it being contemplated that this Agreement be of a continuing nature.

13. Modification, Amendments or Waivers. Any and all agreements amending or changing any provision of this Agreement or the rights of the Agent or the Banks hereunder, and any and all waivers or consents to Events of Default or other departures from the due performance of the Companies hereunder shall be made only by written agreement, waiver or consent signed by the Agent, acting on behalf of all the Banks, with the written consent of the Required Banks, any such agreement, waiver or consent made with such written consent being effective to bind all the Banks.

14. Expenses. The Companies unconditionally and jointly and severally agree upon demand to pay to the Agent and the Banks the amount of any and all reasonable and necessary out-of-pocket costs, expenses and disbursements for which reimbursement is customarily obtained, including fees and expenses of counsel, which the Agent or any of the Banks may incur in connection with (a) the administration of this Agreement, (b) the exercise or enforcement of any of the rights of the Agent or the Banks hereunder, or (c) the failure by the Companies to perform or observe any of the provisions hereof.

15. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

16. Governing Law. This Agreement shall be a contract under the internal laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its principles of conflicts of law.

17. Successors and Assigns. Except as otherwise expressly provided in Section 8.2.7 of the Credit Agreement, this Agreement shall inure to the benefit of the Agent and the Banks and their respective successors and assigns, as permitted in the Credit Agreement, and the obligations of the Companies shall be binding upon their respective successors and assigns. The duties and obligations of the Companies may not be delegated or transferred by the Companies (other than by a transaction permitted under Section 8.2.6 of the Credit Agreement provided that the successor shall agree to be bound by the terms of this Agreement) without the written consent of the Required Banks. Except to the extent otherwise required by the context of this Agreement,

5

the word “Banks” when used herein shall include without limitation any holder of a Note or an assignment of rights therein originally issued to a Bank under the Credit Agreement and each such holder of a Note or assignment shall have the benefits of this Agreement to the same extent as if such holder had originally been a Bank under the Credit Agreement.

18. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

19. Attorneys-in-Fact. Each of the Companies hereby authorizes and empowers the Agent, at its election and in the name of either itself, for the benefit of the Agent and the Banks as their respective interests may appear, or in the name of each such Company as is owed Intercompany Indebtedness, to execute and file proofs and documents and take any other action the Agent may deem advisable to completely protect the Agent’s and the Banks’ interests in the Intercompany Indebtedness and their right of enforcement thereof, and to that end each of the Companies hereby irrevocably makes, constitutes and appoints the Agent, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company and with full power for such Company and in the name, place and stead of such Company for the purpose of carrying out the provisions of this Agreement and taking any action and executing, delivering, filing and recording any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and irrevocable. Each Company hereby ratifies and confirms and agrees to ratify and confirm all action taken by the Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

20. Application of Payments. In the event any payments are received by the Agent under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Credit Agreement.

21. Remedies. In the event of a breach by any of the Companies in the performance of any of the terms of this Agreement, the Agent on behalf of the Banks may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Agent on behalf of the Banks at law may not fully compensate the Agent on behalf of the Banks for the damages they may suffer in the event of a breach hereof.

22. Consent to Jurisdiction; Waiver of Jury Trial. Each of the Companies hereby irrevocably consents to the non-exclusive jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Companies at the addresses set forth or referred to in Section 23 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Each of the Companies waives any objection to jurisdiction and

6

venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue, AND EACH OF THE COMPANIES WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.

23. Notices. All notices, statements, requests and demands and other communications given to or made upon the Companies, the Agent or the Banks in accordance with the provisions of this Agreement shall be given or made as provided in Section 11.6 of the Credit Agreement. Notice to any Company other than the Borrower shall be delivered or sent to such Company at its address set forth on Schedule 1 hereto.

24. Limitation of Liability. The parties to this Agreement and the Agent and the Banks are expressly put on notice of the limitation of liability as set forth in the declarations of trust of certain of the Companies and agree that, except as set forth in the following sentence, the obligations assumed by such Companies pursuant to this Agreement be limited in any case to such Companies and their respective assets. The parties to this Agreement and the Agent and the Banks shall not seek satisfaction of any obligation of such Companies under this Agreement from any of the shareholders, trustees, officers, employees or agents of any of the Companies except as contemplated under the declarations of trust of certain of the Companies. Notwithstanding the foregoing, nothing in such declarations of trust or elsewhere shall prohibit the Agent on behalf of the Banks from pursuing any remedies against any outside professionals or consultants employed by the Companies.

[SIGNATURE PAGES FOLLOW]

7

[SIGNATURE PAGE 1 OF 6 TO INTERCOMPANY SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Intercompany Subordination Agreement as of the day and year first above written.

COMPANIES:

FEDERATED INVESTORS, INC.

By:
Name:
Title:

EDGEWOOD SERVICES, INC.

By:
Name:
Title:

FEDERATED ADMINISTRATIVE SERVICES

By:
Name:
Title:

FEDERATED ADMINISTRATIVE SERVICES, INC.

By:
Name:
Title:

[SIGNATURE PAGE 2 OF 6 TO INTERCOMPANY SUBORDINATION AGREEMENT]

FEDERATED INVESTMENT MANAGEMENT COMPANY

By:
Name:
Title:

FEDERATED INVESTORS TRUST COMPANY

By:
Name:
Title:

SOUTHPOINTE DISTRIBUTION SERVICES, INC. (formerly known as Federated Financial Services, Inc.)

By:
Name:
Title:

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

By:
Name:
Title:

FEDERATED INTERNATIONAL MANAGEMENT LIMITED

By:
Name:
Title:

[SIGNATURE PAGE 3 OF 6 TO INTERCOMPANY SUBORDINATION AGREEMENT]

FEDERATED INVESTORS MANAGEMENT COMPANY

By:
Name:
Title:

FEDERATED INVESTMENT COUNSELING

By:
Name:
Title:

FEDERATED SECURITIES CORP.

By:
Name:
Title:

FEDERATED SERVICES COMPANY

By:
Name:
Title:

FEDERATED SHAREHOLDER SERVICES COMPANY

By:
Name:
Title:

[SIGNATURE PAGE 4 OF 6 TO INTERCOMPANY SUBORDINATION AGREEMENT]

FII HOLDINGS, INC.

By:
Name:
Title:

PASSPORT RESEARCH, LTD.

By:	Federated Investment Management Company, its general partner

By:
Name:
Title:

FEDERATED INTERNATIONAL HOLDINGS BV

By:
Name:
Title:

FEDERATED INTERNATIONAL - EUROPE GMBH

By:
Name:
Title:

FEDERATED ASSET MANAGEMENT GMBH

By:
Name:
Title:

[SIGNATURE PAGE 5 OF 6 TO INTERCOMPANY SUBORDINATION AGREEMENT]

FEDERATED PRIVATE ASSET MANAGEMENT, INC.

By:
Name:
Title:

RETIREMENT PLAN SERVICE COMPANY OF AMERICA

By:
Name:
Title:

FEDERATED ADVISORY SERVICES COMPANY

By:
Name:
Title:

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

By:
Name:
Title:

FEDERATED INVESTORS (UK) LTD.

By:
Name:
Title:

[SIGNATURE PAGE 6 OF 6 TO INTERCOMPANY SUBORDINATION AGREEMENT]

FEDERATED MDTA TRUST

By:
Name:
Title:

HBSS ACQUISITION CO.

By:
Name:
Title:

FEDERATED MDTA LLC

By:
Name:
Title:

SCHEDULE 1

TO

INTERCOMPANY SUBORDINATION AGREEMENT

List of Companies

1.	Edgewood Services, Inc.

2.	Federated Administrative Services

3.	Federated Administrative Services, Inc.

4.	Federated Investment Management Company

5.	Federated Investors Trust Company

6.	Southpointe Distribution Services, Inc. (formerly known as Federated Financial Services, Inc.)

7.	Federated Global Investment Management Corp.

8.	Federated International Management Limited

9.	Federated Investors Management Company

10.	Federated Investment Counseling

11.	Federated Securities Corp.

12.	Federated Services Company

13.	Federated Shareholder Services Company

14.	FII Holdings, Inc.

15.	Passport Research, Ltd.

16.	Federated International Holdings BV

17.	Federated International - Europe GmbH

18.	Federated Asset Management GmbH

19.	Federated Private Asset Management, Inc.

20.	Retirement Plan Service Company of America

21.	Federated Advisory Services Company

22.	Federated Equity Management Company of Pennsylvania

23.	Federated Investors (UK) Ltd.

24.	Federated MDTA Trust

25.	HBSS Acquisition Co.

26.	Federated MDTA LLC

SCHEDULE 2

TO

INTERCOMPANY SUBORDINATION AGREEMENT

Notice Information

Edgewood Services, Inc.	Address:
Federated Administrative Services	Federated Investors Tower
Federated Administrative Services, Inc.	1001 Liberty Avenue
Federated Investment Management Company	Pittsburgh, PA 15222-3779
Southpointe Distribution Services, Inc.	Attn: Denis McAuley, III
Federated Global Investment Management Corp.	Telephone No.: (412) 288-7712
Federated International Management Limited	Telecopier No.: (412) 288-8687
Federated Investors Management Company	E-mail: dmcauley@federatedinv.com
Federated Investment Counseling
Federated Securities Corp.
Federated Services Company
Federated Shareholder Services Company
Passport Research, Ltd.
Federated International Holdings BV
Federated International—Europe GmbH
Federated Asset Management GmbH
Federated Private Asset Management, Inc.
Retirement Plan Service Company of America
Federated Advisory Services Company
Federated Equity Management Company of Pennsylvania
Federated Investors (UK) Ltd.
Federated MDTA Trust
HBSS Acquisition Co.
Federated MDTA LLC

FII Holdings, Inc.	Address:
103 Springer Building
3411 Silverside Road
Wilmington, DE 19810
Attn: Mary Alice Avery
Telephone No.: (302) 477-3142
Telecopier No.: (302) 478-3667

Federated Investors Trust Company	Address:
P.O. Box 40
Gibbsboro, NJ 08026
Telephone No. (609) 346-8108
Telecopier No. (609) 346-8116

EXHIBIT 1.1(L)(1)

FORM OF

LENDER JOINDER AND ASSUMPTION AGREEMENT

This Bank Joinder and Assumption Agreement (the “Joinder”) is made as of             , 20     (the “Effective Date”) by                                          (the “New Commitment Provider”).

Background

Reference is made to the Credit Agreement dated as of October 31, 2006 among Federated Investors, Inc. (the “Borrower”), the Guarantors now or hereafter party thereto, the Banks now or hereafter party thereto and PNC BANK, NATIONAL ASSOCIATION, as agent (the “Agent”) (as the same has been and may hereafter be modified, supplemented, amended or restated the “Agreement”). Capitalized terms defined in the Agreement are used herein as defined therein.

Agreement

In consideration of the Banks’ permitting the New Commitment Provider to become a Bank under the Agreement, the New Commitment Provider agrees that effective as of the Effective Date it shall become, and shall be deemed to be, a Bank under the Agreement and each of the other Loan Documents and agrees that from the Effective Date and so long as the New Commitment Provider remains a party to the Agreement, such New Commitment Provider shall assume the obligations of a Bank under and perform, comply with and be bound by each of the provisions of the Agreement which are stated to apply to a Bank and shall be entitled to the benefits, rights and remedies set forth therein and in each of the other Loan Documents. The New Commitment Provider hereby acknowledges that it has heretofore received a true and correct copy of the Agreement (including any modifications thereof or supplements or waivers thereto) as in effect on the Effective Date and the executed original of its Revolving Credit Note dated the Effective Date issued by the Borrower under the Agreement in the face amount of $            .

The Commitments and Ratable Shares of the New Commitment Provider and each of the other Banks are as set forth on Schedule 1.1(B) to the Agreement. Schedule 1.1(B) to the Agreement is being amended and restated effective as of the Effective Date hereof to read as set forth on Schedule 1.1(B) hereto. Schedule 1 hereto lists as of the date hereof the amount of Loans under each outstanding Borrowing Tranche. Notwithstanding the foregoing on the date hereof, the Borrower shall repay all outstanding Loans to which either the Base Rate Option or the Euro-Rate Option applies and simultaneously reborrow a like amount of Loans under each such Interest Rate Option from the Banks (including the New Commitment Provider) according to the Ratable Shares set forth on attached Schedule 1.1(B) and shall be subject to breakage fees and other indemnities provided in Section 5.6.2 [Indemnity].

The New Commitment Provider is executing and delivering this Joinder as of the Effective Date and acknowledges that it shall: (A) share ratably in all Base Rate Loans borrowed by the Borrower on and after the Effective Date; (B) participate in all new Euro-Rate Loans borrowed by the Borrower on and after the Effective Date according to its Ratable Share; and (C) participate in all Letters of Credit outstanding on the Effective Date according to its Ratable Share.

[SIGNATURE PAGE FOLLOWS]

2

[SIGNATURE PAGE 1 OF 1 TO LENDER JOINDER AND ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, the New Commitment Provider has duly executed and delivered this Joinder as of the Effective Date.

[NEW COMMITMENT PROVIDER]

By:
Name:
Title:

[ACKNOWLEDGEMENT TO LENDER JOINDER AND ASSUMPTION AGREEMENT]

ACKNOWLEDGED:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

BORROWER:

FEDERATED INVESTORS, INC.

By:	(SEAL)
Name:
Title:

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS

Attached Schedule 1.1(B)

SCHEDULE 1

OUTSTANDING TRANCHES

EXHIBIT 1.1(L)(2)

FORM OF

LOAN DOCUMENT JOINDER AND ASSUMPTION AGREEMENT

THIS LOAN DOCUMENT JOINDER AND ASSUMPTION AGREEMENT (the “Joinder”) is made as of             , 200    , by                                         , a              [corporation/partnership/limited liability company] (the “New Party”).

Background

Reference is made to (i) the Credit Agreement, dated as of October 31, 2006, as the same may be restated, modified, supplemented, or amended from time to time (the “Agreement”), by and among FEDERATED INVESTORS, INC., a Pennsylvania corporation (the “Borrower”), the Guarantors now or hereafter party thereto (the “Guarantors”), the Banks now or hereafter party thereto (the “Banks”) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks (in such capacity, the “Agent”), (ii) the Continuing Agreement of Guaranty and Suretyship, dated as of October 31, 2006 (as the same may be restated, modified, supplemented, or amended from time to time, the “Guaranty”), of Guarantors now or hereafter a party thereto given to Agent as agent for the Banks, (iii) the Intercompany Subordination Agreement, dated as of October 31, 2006, among the Borrower and each other Company now or hereafter a party thereto and Agent for the benefit of the Banks (as the same may be restated, modified, restated, supplemented, or amended from time to time, the “Intercompany Subordination Agreement”), and (iv) the other Loan Documents referred to in the Agreement, as the same may be modified, supplemented, restated or amended from time to time (the “Loan Documents”).

Agreement

Capitalized terms defined in the Agreement are used herein as defined therein.

In consideration of the value of the synergistic and other benefits received by the New Party as a result of being or becoming affiliated with the Borrower and the other Loan Parties, the New Party hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, and assumes the obligations of [a “Guarantor,” jointly and severally with the existing Guarantors under the Guaranty and] [delete bracketed language if New Party is a Regulated Subsidiary, Foreign Subsidiary or less than wholly-owned Subsidiary over which the Borrower does not maintain control as permitted by Section 8.2.4(iii)(B)] a “Company” under the Intercompany Subordination Agreement; and, New Party hereby agrees that from the date hereof and so long as any Loan or any Commitment of any Bank shall remain outstanding and until the payment in full of the Loans and the Notes, the expiration of all Letters of Credit, and the performance of all other obligations of the Borrower and the other Loan Parties under the Loan Documents, the New Party shall perform, comply with, and be subject to and bound by each of the terms and provisions of [the Agreement, the Guaranty] and the Intercompany Subordination Agreement jointly and severally with the [other Guarantors] and Companies which are parties thereto. Without limiting the generality of the foregoing, the New Party hereby represents and warrants that (i) each of the representations and warranties set forth in Section 6.1 of the Agreement applicable to a Loan Party and its Subsidiaries is true and correct as to the New Party on and as of the date hereof and (ii) the New Party has heretofore received a true and correct copy of the Agreement, the Guaranty, the Intercompany Subordination Agreement, and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) in effect on the date hereof.

The New Party hereby makes, affirms, and ratifies in favor of the Banks and the Agent, [the Agreement, the Guaranty and] the Intercompany Subordination Agreement.

The New Party is simultaneously delivering to the Agent the documents together with the Loan Document Joinder required under Section 8.1.11 and Section 11.18 of the Agreement.

In furtherance of the foregoing, the New Party shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of Agent to carry out more effectively the provisions and purposes of this Joinder and the other Loan Documents.

The New Party acknowledges and agrees that a telecopy transmission to Agent or any Bank of signature pages hereof purporting to be signed on behalf of the New Party shall constitute effective and binding execution and delivery hereof by the New Party.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 1 OF 1 OF LOAN DOCUMENT JOINDER AND ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the New Party has duly executed this Loan Document Joinder and Assumption Agreement and delivered the same to the Agent for the benefit of the Banks, as of the date and year first above written.

[NEW PARTY]

By:		(SEAL)
Name:
Title:

Address for Notice:

Telephone No.:
Facsimile No.:

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

EXHIBIT 1.1(R)

FORM OF

REVOLVING CREDIT NOTE

$	October 31, 2006
Pittsburgh, Pennsylvania

FOR VALUE RECEIVED, the undersigned, FEDERATED INVESTORS, INC., a Pennsylvania corporation (herein called the “Borrower”), hereby unconditionally promises to pay to the order of                                          (the “Bank”), the lesser of (i) the principal sum of              U.S. Dollars (U.S. $            ), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to Section 2.1.1 of the Credit Agreement dated as of October 31, 2006 among the Borrower, the Banks from time to time party thereto, the Guarantors from time to time party thereto, and PNC Bank, National Association, as agent (the “Agent”) for the Banks (as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), whichever is less, payable on the Expiration Date and at such other times as are set forth in the Credit Agreement. The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 4.1 of, or as otherwise provided in, the Credit Agreement. After any principal hereof or interest hereon shall have become due and payable by its terms or by acceleration, declaration or otherwise, and after expiration of any applicable grace period, such amount shall thereafter bear interest at a rate per annum which shall be equal to two percent (2%) above the rate of interest otherwise applicable with respect to such amount or two percent (2%) above the Base Rate Option if no rate of interest is otherwise applicable, until paid in full (whether before or after judgment), payable on demand.

Subject to the provisions of the Credit Agreement, interest hereon will be payable (i) on the Revolving Credit Loans to which the Base Rate applies, on the first Business Day of each January, April, July and October after the date hereof and on the Expiration Date, and thereafter on demand, and (ii) on the Revolving Credit Loans to which the Euro-Rate Option applies, on the last day of each applicable Interest Period and, if any such Interest Period is longer than three (3) months, also on the first Business Day after the end of each third month during such period, and on the Expiration Date and thereafter on demand, (iii) on the Expiration Date, (iv) on acceleration of this Note, and (v) at any other time set forth in the Credit Agreement.

If any payment of principal or interest on this Note shall be stated to be or become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day (unless in the case of the Revolving Credit Loans to which the Euro-Rate Option applies such Business Day falls in the next calendar month, in which case the payment shall be made on the next preceding Business Day) and any such extension of time shall in such case be included in computing interest in connection with payment.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707, in lawful money of the United States of America in immediately available funds.

This Note is one of the Revolving Credit Notes referred to in, is subject to the provisions of and is entitled to the security provided for in and the other benefits of, the Credit Agreement, which Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings specified in the Credit Agreement.

This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Agent, the Bank and their respective successors and assigns. All references herein to the “Borrower”, the “Agent” and the “Bank” shall be deemed to apply to the Borrower, the Agent and the Bank, respectively, and their respective successors and assigns.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal law of the Commonwealth of Pennsylvania without giving effect to its principles of conflicts of law.

WITNESS/ATTEST:	FEDERATED INVESTORS, INC.

By:
Title:	Title:
[Seal]

2

EXHIBIT 1.1(S)

FORM OF

SWING NOTE

$25,000,000	October 31, 2006
Pittsburgh, Pennsylvania

FOR VALUE RECEIVED, the undersigned, FEDERATED INVESTORS, INC., a Pennsylvania corporation (herein called the “Borrower”), hereby unconditionally promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Bank”) on demand the lesser of the principal sum of TWENTY-FIVE MILLION AND 00/100 U.S. Dollars (U.S. $25,000,000) or the aggregate unpaid principal amount of all Swing Loans made by the Bank to the Borrower pursuant to Section 2.1.2 of the Credit Agreement dated as of October 31, 2006 among the Borrower, the Banks from time to time party thereto, the Guarantors from time to time party thereto, and PNC Bank, National Association, as agent (the “Agent”) for the Banks (as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), together with interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the Swing Loan Base Rate Option or the PNC Quoted Rate Option, as applicable. After any principal hereof or interest hereon shall have become due and payable by its terms or by acceleration, declaration or otherwise, and after expiration of any applicable grace period, such amount shall thereafter bear interest at a rate per annum which shall be equal to two percent (2%) above the Base Rate Option, until paid in full (whether before or after judgment), payable on demand.

Subject to the provisions of the Credit Agreement, interest hereon will be payable on demand or in the absence of demand on the first Business Day of each January, April, July and October after the date hereof and on the Expiration Date.

If any payment of principal or interest on this Note shall be stated to be or become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with payment.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707 in lawful money of the United States of America in immediately available funds.

This Note is the Swing Note referred to in, is subject to the provisions of and is entitled to the security provided for in and the other benefits of, the Credit Agreement, which Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings specified in the Credit Agreement.

This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Agent, the Bank and their respective successors and assigns. All references herein to the “Borrower”, the “Agent” and the “Bank” shall be deemed to apply to the Borrower, the Agent and the Bank, respectively, and their respective successors and assigns.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal law of the Commonwealth of Pennsylvania without giving effect to its principles of conflicts of law.

ATTEST:	FEDERATED INVESTORS, INC.

By:
Title:	Title:

[Seal]

2

EXHIBIT 2.5.1

FORM OF

REVOLVING CREDIT LOAN REQUEST

TO:	PNC Bank, National Association, as Agent Telephone No.: (412) 762-7638 Telecopier No. (412) 762-8672 Attn: Rini Davis

FROM:	Federated Investors, Inc.

RE:	Credit Agreement dated as of October 31, 2006 by and among Federated Investors, Inc., the Banks from time to time party thereto, the Guarantors from time to time party thereto, and PNC Bank, National Association, as Agent (as amended, restated, supplemented or modified from time to time, the “Agreement”)

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Agreement.

Pursuant to the Agreement, the undersigned Borrower irrevocably requests [check as appropriate]:

1.	(a)	A new Revolving Credit Loan pursuant to Section 2.6.1, OR

A renewal of the Euro-Rate Option with respect to an outstanding tranche of Revolving Credit Loans, OR

A conversion of an outstanding tranche of Revolving Credit Loans currently under the Base Rate Option, OR

A conversion of an outstanding tranche of Revolving Credit Loans currently under the Euro-Rate Option

TO OR IN THE FORM OF:
	(b)(i)	Base Rate Option Loans having a Borrowing Date of , 200 (which date shall (i) be one (1) Business Day before receipt by Agent by 1:00 p.m. (Pittsburgh time) of this Loan Request, and (ii) occur on the last day of the Interest Period if a Euro-Rate Option Loan is being converted into a Base Rate Option Loan)

OR

(ii)	Euro-Rate Option Loans of one Borrowing Tranche having a Borrowing Date of , 200 (which date shall (i) be three (3) Business Days after the Business Day of receipt by Agent by 1:00 p.m. (Pittsburgh time) of this Loan Request, and (ii) occur on the last day of the Interest Period if a Euro-Rate Option Loan is being renewed as a Euro-Rate Option Loan)

2. Such Revolving Credit Loan is in the principal amount of U.S. $                     (shall not be less than (i) $5,000,000 and increments of $50,000 if in excess of $5,000,000 for each Loan Request to which the Euro-Rate Option applies or (ii) the lesser of $1,000,000 or the maximum amount available and increments of $50,000 if in excess of $1,000,000 for each Loan Request to which the Base Rate Option applies).

3.              For an Interest Period of:

[one, two, three, six or twelve months]

4. As of the date hereof and the date of making of the Revolving Credit Loans requested hereby: the representations and warranties contained in Article 6 of the Agreement and any certificates delivered by any of the Loan Parties after the Closing Date are and will be true (except representations, warranties and certifications that expressly relate solely to an earlier date or time, which representations, warranties and certifications were true on and as of the specific date referred to therein); the Loan Parties have performed and complied with all covenants and conditions of the Agreement; no Event of Default or Potential Default has occurred and is continuing or shall exist; the making of the Revolving Credit Loans requested hereby shall not contravene any Law applicable to the Loan Parties, the Agent or any of the Banks; and after giving effect to the Revolving Credit Loan being requested, the sum of the aggregate outstanding Revolving Credit Loans and Letters of Credit Outstanding shall not exceed the Revolving Credit Commitments.

The undersigned hereby certifies to the accuracy of the foregoing.

FEDERATED INVESTORS, INC.

Date	By
Name:
Title:

EXHIBIT 2.5.2

FORM OF

SWING LOAN REQUEST OR REPAYMENT

TO:	PNC Bank, National Association, as Agent Telephone No.: (412) 762-7638 Telecopier No. (412) 762-8672 Attn: Rini Davis

FROM:	Federated Investors, Inc.

RE:	Credit Agreement dated as of October 31, 2006 by and among Federated Investors, Inc., the Banks from time to time party thereto, the Guarantors from time to time party thereto, and PNC Bank, National Association, as Agent (as amended, restated, supplemented or modified from time to time, the “Agreement”)

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Agreement.

A. Pursuant to Section 2.5.2 of the Agreement, the undersigned hereby makes the following Swing Loan Request:

1.	Aggregate Principal Amount of Swing Loans currently outstanding:	U.S. $

2.	Aggregate principal Amount of Swing Loan requested hereunder (shall not be less than $100,000):	U.S. $

3.	Interest Rate Option (check one):	Swing Loan Base Rate Option

PNC Quoted Rate Option

If PNC Quoted Rate Option is checked, such rate of interest is offered until the next Business Day following proposed Borrowing Date.

4.	Proposed Borrowing Date:

5. As of the date hereof and the date of making of the Swing Loan requested hereby: the representations and warranties contained in Article 6 of the Agreement and any certificates delivered by any of the Loan Parties after the Closing Date are and will be true (except representations, warranties and certifications that expressly relate solely to an earlier date or time, which representations, warranties and certifications were true on and as of the specific date referred to therein); the Loan Parties have performed and complied with all covenants and conditions of the Agreement; no Event of Default or Potential Default has occurred and is continuing or shall exist; and the making of the Swing Loan requested hereby shall not contravene any Law applicable to the Loan Parties.

B. The undersigned is repaying the Swing Loan in the amount of $                     effective                     , 200  . Such repayment will be made as follows (check one):

1.	PNC Bank, National Association is authorized to charge the Borrower's account 2434291 in the amount and on the effective date set forth above.

2.	The Borrower will wire transfer funds to PNC Bank, National Association in the amount and on the effective date set forth above.

Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

The undersigned hereby certifies to the accuracy of the foregoing.

FEDERATED INVESTORS, INC.

By:
Its:
Date:

EXHIBIT 7.1.4

OPINION OF COUNSEL

The opinion of counsel shall confirm those representations and warranties with respect to the Borrower and the other Loan Parties contained in Section 6.1 of the Credit Agreement which are listed below.

6.1.1	Organization and Qualification
6.1.3	Power and Authority
6.1.4	Validity and Binding Effect
6.1.5	No Conflict
6.1.6	Litigation
6.1.12	Consents and Approvals
6.1.18	Investment Companies

EXHIBIT 8.3.3

FORM OF

COMPLIANCE CERTIFICATE

PNC Bank, National Association, as Agent

One PNC Plaza, 2nd Floor

249 Fifth Avenue

Pittsburgh, PA 15222

Telephone No.: (412) 768-2642

Telecopier No.: (412) 762-6484

Attn: Edward Chidiac, Vice President

Ladies and Gentlemen:

Pursuant to Section 8.3.3 of the Credit Agreement (the “Agreement”) dated as of October 31, 2006, by and among Federated Investors, Inc. (the “Borrower”), the Banks from time to time party thereto, the Guarantors from time to time party thereto, and PNC Bank, National Association, as agent (the “Agent”) for the Banks, as amended, restated or supplemented from time to time, I, the [Chief Executive Officer / President / Chief Financial Officer / Treasurer / other Authorized Officer] of the Borrower, in my capacity as the [Chief Executive Officer / President / Chief Financial Officer / Treasurer / other Authorized Officer], do hereby certify to the Banks and the Agent as follows (capitalized terms which are not defined herein have the meanings given in the Agreement) as of the [quarter/year] ending on                      (the “Report Date”):

(1)

The representations and warranties of the Borrower and other Loan Parties contained in Article 6 of the Agreement and any certifications delivered by the borrower or any other Loan Party after the Closing Date are true on and as of the Report Date with the same effect as though such representations, warranties and certifications had been made on and as of such date (except representations, warranties and certifications which expressly related solely to an earlier date and time which representations, warranties and certifications were true on and as of the specific date referred to therein), and the Borrower and other Loan Parties has performed and complied with all covenants and conditions of the Agreement, [except that: insert any applicable disclosures].

(2)	No Event of Default or Potential Default exists and is continuing.

(3)	Maximum Leverage Ratio (Section 8.2.14). The ratio of (A) Total Indebtedness on the Report Date to (B) Consolidated EBITDA for the four (4) fiscal quarters ending as of the Report Date is to 1.0 which does not exceed 2.0 to 1.0.

	(A)	Total Indebtedness as of the Report Date (each item is measured on a consolidated basis):

		(i) Borrowed money (including money borrowed under the Agreement)	$

		(ii)	Amounts raised under or liabilities in respect of any note purchase or acceptance credit facility		$

		(iii)	Reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, any interest rate swap, cap, collar or floor agreement or other interest rate management device		$

		(iv)	Any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due)		$

		(v)	Any Guaranty of Indebtedness for borrowed money		$

		(vi)	Sum of Items (i), (ii), (iii), (iv), and (v) equals Total Indebtedness		$

	(B)	Consolidated EBITDA for the four (4) quarters ending on the Report Date (insert figure from Item 4(A)(iv) below)			$

	(C)	Ratio of Item (A)(vi) to Item (B) equals Leverage Ratio			to 1.0

(4)	Minimum Interest Coverage Ratio (Section 8.2.15). The ratio of (A) Consolidated EBITDA to (B) consolidated interest expense for the four (4) fiscal quarters then ended of the Borrower and its Consolidated Subsidiaries, as of the Report Date, is to 1.0 which is not less than 4.0 to 1.0.

	(A)	Consolidated EBITDA is computed as follows (each item is measured for the four (4) fiscal quarters ending on the Report Date on a consolidated basis):

		(i)	(a)	net income	$

			(b)	depreciation	$

			(c)	amortization	$

			(d)	other non-cash charges to net income (excluding any non-cash charges which require an accrual or reserve for cash charges for any future period)	$

			(e)	interest expense	$

2

		(f) income tax expense	$

		(ii) Sum of Items (a), (b), (c), (d), (e) and (f)	$

		(iii) Non-cash credits to net income	$

		(iv) Item (ii) reduced by Item (iii) equals Consolidated EBITDA (provided if the Borrower and Consolidated Subsidiaries shall make one or more acquisitions or dispositions of capital stock of any Person or all or substantially all of the assets of any Person permitted by Sections 8.2.6 or 8.2.7 during such period, Consolidated EBITDA for such period shall be adjusted on a pro forma basis in a manner satisfactory to Agent to give effect to all such acquisitions or dispositions as if they had occurred at the beginning of such period)	$

	(B)	Consolidated interest expense for the four (4) fiscal quarters ending on the Report Date	$

	(C)	Ratio of Item (A)(iv) to Item (B) equals interest coverage ratio	to 1.0

(5)	Loans and Investments (Section 8.2.4). The Loan Parties and their Subsidiaries have not made any loans and investments in any other Persons except as expressly permitted under Section 8.2.4.

	(A)	Less than Wholly Owned Corporate Entities (Subsection (iii)(B)). The Loan Parties’ and their Subsidiaries’ investment in corporate entities in which the Borrower does not maintain control but for which none of the Loan Parties or their Subsidiaries has any liability greater than its initial investment in such entity and where the activities in which such entity engages are consistent with the activities set forth in Section 6.1.28 of the Agreement is $ on the Report Date which does not exceed the maximum permitted amount of $50,000,000.

Less than Wholly Owned Corporate Entities (list the dollar amount of each investment separately)

$
$

Total	$

(B)	Limited Investments in Special Purpose Subsidiaries (Subsection (ix)). The Loan Parties’ and their Subsidiaries’ Limited Investment in Special Purpose Subsidiaries is $ on the Report Date which does not exceed the maximum permitted amount of $500,000.

3

(6)	Dividends and Related Distributions (Section 8.2.5). The Loan Parties and their Subsidiaries have not made or paid or agreed to make or pay any dividends or other distributions on account of any shares of their capital stock or the purchase, redemption or retirement of any such shares (or warrants, rights or options therefor) during the quarter ending on the Report Date unless after giving effect to such dividend or other distribution (i) the Loan Parties remain in pro forma compliance with the financial covenants contained in Sections 8.2.14 and 8.2.15 and (ii) the Loan Parties have an aggregate Liquidity of no less than $10,000,000.

	Amount of Dividends and Related Distributions:			$

If greater than $0, complete the following: Pro forma compliance with Sections 8.2.14 and 8.2.15 is demonstrated by the attached calculation of Maximum Leverage Ratio and Minimum Interest Coverage Ratio in the format set forth in Items 3 and 4 above.

Liquidity as of the Report Date is computed as follows:

		(i)	Cash	$

		(ii)	Cash equivalents	$

		(iii)	Undraw Revolving Credit Commitments	$

		(iv)	The sum of Items (i) - (iii) equals Liquidity	$

(7)	Liquidations, Mergers, Consolidations, Acquisitions (Section 8.2.6). None of the Loan Parties or their Subsidiaries was a party to any dissolution, liquidation, merger, consolidation or acquisition during the quarter ending on the Report Date, except as expressly permitted under Section 8.2.6.

	(A)	Acquisitions of Stock or Assets of Third Parties (Subsection (ii) of Section 8.2.6).

		(i)	The Borrower and each Consolidated Subsidiary of the Borrower did not acquire the stock or assets of any other Persons except as listed below, each of which transactions is correctly described below and was completed in compliance with Section 8.2.6(ii) of the Agreement:

Date of Transaction	Name of Seller	Assets Acquired (Stock or Assets)	Purchase Price (including liabilities assumed)

$
$
$	(Total)

4

(8)	Disposition of Assets or Subsidiaries (Section 8.2.7). The Loan Parties and their Subsidiaries did not sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of their properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest or partnership interests of a Subsidiary), except in accordance with clauses (i) through (iv) of Section 8.2.7 of the Agreement.

	(A)	Capital Stock or Substantially All Assets (Subsection (iv) of Section 8.2.7). The assets of any sold or transferred Subsidiary comprised % of the total assets of the Borrower and the Consolidated Subsidiaries for the most recent fiscal quarter ending prior to such disposition, which does not exceed the permitted percentage of 5%, and % of Consolidated EBITDA for the most recent four (4) fiscal quarters ending prior to such disposition is attributable to such sold or transferred Subsidiaries or assets, which does not exceed the permitted percentage of 5%.

(9)	Change of Ownership (Section 8.2.13).

	(A)	No change in the ownership of Borrower’s capital stock has occurred during the quarter ending on the Report Date except for transactions permitted under of Section 8.2.13 of the Agreement.

(10)	New Subsidiaries (Section 8.1.11). Borrower has not created or acquired any Subsidiaries during the calendar quarter ending on the Report Date except for the following:

Name of Subsidiary	Acquired/Formed	Date of Acquisition of Formation

5

[insert “None” if Borrower has not created or acquired any new Subsidiaries]

If Borrower has listed any Subsidiaries above, Borrower must check and complete (1) or (2) below, as applicable (see Section 8.1.11):

(1)	Borrower has previously caused each of the Subsidiaries listed above and its owners to execute and deliver to the Agent each of the following:

(a)	A Loan Document Joinder

(b)	Secretary’s Certificate attaching organizational documents, authorizing resolutions and incumbency

(c)	a legal opinion confirming the matters set forth in Exhibit 7.1.4 to the Credit Agreement

(2)	Borrower is delivering each of the documents listed in item 1(a) through (c) above with this Certificate

FEDERATED INVESTORS, INC.

By:
Title:

6

SCHEDULE 1.1(A)

PRICING GRID

Level	Debt Rating [S&P and Moody’s, Respectively]	Facility Fee	Revolving Credit or Swing Base Rate Spread	Revolving Credit Euro-Rate Spread	Letter of Credit Fee
I	A- or above or A3 or above	7.5	0	22.5	22.5

II	BBB+ or Baa1	10.0	0	27.5	27.5

III	BBB or Baa2	12.5	0	32.5	32.5

IV	BBB - or Baa3	15.0	0	37.5	37.5

V	Below BBB- or Below Baa3 or below or unrated	25.0	0	42.5	42.5

For purposes of determining the Applicable Margin, the Applicable Facility Fee Rate and the Applicable Letter of Credit Fee Rate:

(a)	If rated by both Standard & Poor’s and Moody’s, if a difference exists in the Debt Ratings of Moody’s and Standard & Poor’s, the lower of such Debt Ratings will determine the relevant pricing level,

(b)	If the Borrower has a Debt Rating for both its senior unsecured long-term debt and its long-term counterparty credit and a difference exists in such Debt Ratings, the lower of such Debt Ratings will determine the relevant pricing level, and

(c)	Any change in the Applicable Margin, the Applicable Facility Fee Rate or the Applicable Letter of Credit Fee Rate shall become effective five Business Days after any public announcement of the change in the Debt Rating requiring such an increase or a decrease.

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Banks and Addresses for Notices to Banks

Bank	Commitment	Ratable Share

Bank Name (also Agent): PNC Bank, National Association Address for Notices: One PNC Plaza, 2nd Floor 249 Fifth Avenue Pittsburgh, PA 15222 Attention: Edward Chidiac Telephone: (412) 768-2642 Telecopy: (412) 762-6484 Email: edward.chidiac@pnc.com	$35,000,000	17.500000000%

Address of Lending Office: PNC Firstside Center 500 First Avenue, 3rd Floor Pittsburgh, PA 15219 Attention: Rini Davis Telephone: (412) 762-7638 Telecopy: (412) 705-2006 Email: rini.davis@pnc.com

Bank of America, National Association Address for Notices: 335 Madison Avenue New York, NY 10017 Attention: Jorge L. Gil Telephone: (212) 503-7985 Telecopy: (704) 409-0078 Email: jorge.l.gil@bankofamerica.com	$27,000,000	13.500000000%

Address of Lending Office: 901 Main Street Dallas, TX 75202-3714 Attn: Susan Maass-Thomas Telephone: (214) 209-1349 Telecopy: (214) 209-9765 Email: susan.maass-thomas@bankofamerica.com

Citibank, N.A. Address for Notices: 388 Greenwich Street, 8th Floor New York, NY 10048 Attention: Frank J. Anduiza Telephone: (212) 816-5573 Telecopy: (212) 816-5325 Email: frank.j.anduiza@citigroup.com	$27,000,000	13.500000000%

Address of Lending Office: 2 Penns Way, Suite 110 New Castle, DE 19720 Attention: Simone Palmer Telephone: (302) 894-6116 Telecopy: (212) 994-0847

JPMorgan Chase Bank, N.A. Address for Notices: 270 Park Avenue, 22nd Floor New York, NY 10017 Attention: Jeanne O’Connell Horn Telephone: (212) 270-9090 Telecopy: (212) 270-2973 Email: jeanne.horn@jpmorgan.com	$27,000,000	13.500000000%

Address of Lending Office: 270 Park Avenue, 22nd Floor New York, NY 10017 Attention: Anne M. Bowles Telephone: (212) 270-9038 Telecopy: (212) 270-7939 Email: anne.m.bowles@jpmchase.com

State Street Bank and Trust Company Address for Notices: 225 Franklin Street MA07 Boston, MA 02110 Attention: James Reichert Telephone: (617) 664-0240 Telecopy: (617) 664-0646 Email: jhreichert@statestreet.com	$27,000,0000	13.500000000%

Address of Lending Office: 225 Franklin Street MA011 Boston, MA 02110 Attention: Voy Pearson Telephone: (617) 664-4008 Telecopy: (617) 664-3874 Email: vpearson@statestreet.com

The Bank of New York Address for Notices: One Wall Street, 17th Floor New York, NY 10286 Attention: Joanne Carey Telephone: (212) 635-7159 Telecopy: (212) 635-6348 Email: jcarey@bankofny.com	$19,000,000	9.500000000%

Address of Lending Office: One Wall Street, 17th Floor New York, NY 10286 Attention: Sally Persaud Telephone: (212) 635-7392 Telecopy: (212) 635-6348 Email: spersuad@bankofny.com

Wachovia Bank, National Association Address for Notices: One South Broad Street, PA4819 Philadelphia, PA 19107 Attention: Joan Anderson Telephone: (267) 321-7029 Telecopy: (267) 321-7101 Email: joan.anderson@wachovia.com	$19,000,000	9.500000000%

Address of Lending Office: 201 S. College Street, NC1183 Charlotte, NC 28244 Attention: LaShasta Jackson Telephone: (704) 715-1459 Telecopy: (704) 715-0096 Email: lashasta.jackson@wachovia.com

Wells Fargo Bank, National Association Address for Notices: 320 Monroe Street, Ste 2900 Chicago, IL 60606 Attention: Tom Doddridge Telephone: (312) 781-0722 Telecopy: (312) 845-8606 Email: thomas.w.doddridge@wellsfargo.com	$19,000,000	9.500000000%

Address of Lending Office: 201 3rd St., MAC A0187-081 San Francisco, CA 94103 Attention: Neva Moritani Telephone: (415) 477-5456 Telecopy: (415) 975-6770 Email: moritani@wellsfargo.com

Total	$200,000,000	100.000000000%

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower and Guarantors:

BORROWER AND GUARANTORS:

Name:	Federated Investors, Inc.
Address:	Federated Investors Tower 12th Floor, 1001 Liberty Avenue Pittsburgh, PA 15222 Attention: Denis McAuley, III Telephone: (412) 288-7712 Telecopy: (412) 288-8687

SCHEDULE 1.1(P)

PERMITTED LIENS

None

SCHEDULE 6.1.2

SUBSIDIARIES

Entity Name	Jurisdiction	Owned by	No. of Outstanding Shares	% of Shares
FII Holdings, Inc.	Delaware Corporation	Federated Investors, Inc.	500	100%
HBSS Acquisition Co.	Delaware Corporation	Federated MDTA Trust	3,000	100%
Federated Advisory Services Company	Delaware Statutory Trust	FII Holdings, Inc.	1,000	100%
Federated Equity Management Company of Pennsylvania	Delaware Statutory Trust	FII Holdings, Inc.	1,000	100%
Federated Investment Management Company	Delaware Statutory Trust	FII Holdings, Inc.	1,000	100%
Passport Research Ltd.	Pennsylvania Limited Partnership	Federated Investment Management Company	N/A	50.5%
Federated MDTA LLC[1]	Delaware Limited Liability Company	Federated MDTA Trust	N/A	88.6%
Federated Global Investment Management Corp.	Delaware Corporation	FII Holdings, Inc.	1,000	100%
Federated International Holdings BV	Netherlands Company	FII Holdings, Inc.	40,000	100%
Federated Asset Management GmbH	German Company	Federated International Holdings BV	100,000	100%
Federated International Management Limited	Ireland Company	Federated International Holdings BV	114,570	100%
Federated Investors (UK) Ltd.	English Company	Federated International Holdings BV	75,000	100%
Federated International-Europe GmbH	German Company	Federated International Holdings BV	1	100%

[1]

The Borrower acquired approximately 89% of the outstanding interests of MDTA in the 3rd quarter of 2006 with a right to acquire the remaining 11% by June 30, 2007. Based on provisions in the applicable accounting literature and considerations surrounding the acquisition of the remaining 11%, Federated consolidated 100% of MDTA in the 3rd quarter of 2006 and presented the remaining 11% as a financing.

Entity Name	Jurisdiction	Owned by	No. of Outstanding Shares	% of Shares
Federated Investment Counseling	Delaware Statutory Trust	FII Holdings, Inc.	1,000	100%
Federated Securities Corp.	Pennsylvania Corporation	FII Holdings, Inc.	17,275	100%
Federated Investors Management Company	Pennsylvania Corporation	FII Holdings, Inc.	1,000	100%
Federated Services Company	Pennsylvania Corporation	FII Holdings, Inc.	1,000	100%
Edgewood Services, Inc.	New York Corporation	Federated Services Company	12,309	100%
Federated Shareholder Services Company	Delaware Statutory Trust	Federated Services Company	1,000	100%
Retirement Plan Services of America	Delaware Statutory Trust	Federated Services Company	1,000	100%
Federated Administrative Services	Delaware Statutory Trust	Federated Services Company	1,000	100%
Federated Administrative Services, Inc.	Pennsylvania Corporation	Federated Services Company	500	100%
Southpointe Distribution Services Inc.	Pennsylvania Corporation	FII Holdings, Inc.	50,000	100%
Federated MDTA Trust	Massachusetts Business Trust	FII Holdings, Inc.	100	100%
Federated Investors Trust Company	New Jersey Bank	Federated Services Company	40,000	100%
Federated Private Asset Management, Inc.	Delaware Corporation	FII Holdings, Inc.	100,000	100%

SCHEDULE 8.2.1

PERMITTED INDEBTEDNESS

None

SCHEDULE 8.2.4

PERMITTED LOANS AND INVESTMENTS

None